i3 MOBILE, INC.

AFFILIATE AGREEMENT

             This AFFILIATE AGREEMENT, dated as of September 12, 2003 (this “Affiliate Agreement”), is entered into by and among ACE*COMM Corporation, a Maryland corporation (“ACE*COMM”), and the stockholders of i3 Mobile, Inc., a Delaware corporation (“i3”), named on Schedule I hereto (collectively, the “Stockholders”) who are directors, executive officers or other affiliates of i3 (for purposes of Rule 145 under the Securities Act of 1933, as amended (the “Securities Act”)).

             WHEREAS, ACE*COMM, Ace Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of ACE*COMM (“Merger Sub”), and i3 have entered into an Agreement and Plan of Merger, dated as of the date hereof (the “Agreement”), which is conditioned upon, and requires, the execution of this Affiliate Agreement and which provides for, among other things, the acquisition of i3 by ACE*COMM, to be effected by the merger of Merger Sub with and into i3, in a stock-for-stock transaction (the “Merger”). Defined terms used but not otherwise defined herein shall have the meanings given such terms in the Agreement; and

             WHEREAS, in order to induce ACE*COMM to enter into or proceed with the Agreement, the Stockholders are willing to execute, deliver and perform under this Affiliate Agreement;

             NOW, THEREFORE in consideration of the premises, the mutual covenants and agreements set forth herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1.      Ownership of i3 Common Stock. Each Stockholder represents and warrants that the number of shares of i3 Common Stock set forth opposite such Stockholder’s name on Schedule I hereto is the total number of shares of i3 Common Stock over which such person had “beneficial ownership” within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as of the date set forth on Schedule I, except that the provisions of Rule 13d-3(d)(1)(i) shall be considered without any limit as to time.

      2.     Agreements of the Stockholders. Each Stockholder covenants and agrees that:

             (a)     Such Stockholder shall, at any meeting of the holders of i3 Common Stock called for such purpose, vote or cause to be voted all shares of i3 Common Stock with respect to which such Stockholder has the right to vote (whether owned as of the date hereof or hereafter acquired) (i) in favor of the Agreement, the Merger and the other transactions contemplated by the Agreement and (ii) against any Acquisition Proposal with any party other than ACE*COMM or one of its Subsidiaries or affiliates, or any other transaction inconsistent with the Agreement or the transactions contemplated thereby.

             (b)        Prior to the Effective Time, except as otherwise expressly permitted hereby, such Stockholder shall not, sell, pledge, transfer or otherwise dispose of his/her shares of i3 Common Stock; provided, however, that this Section 2(b) shall not apply to a pledge existing as of the date hereof.

             (c)      Such Stockholder shall comply with the provisions of Section 6.5 of the Agreement.

             (d)         Such Stockholder shall comply with all applicable federal and state securities laws in connection with any sale of ACE*COMM Common Stock received in exchange for i3 Common Stock in the Merger, including the trading and volume limitations as to sales by affiliates contained in Rule 145 under the Securities Act. Such Stockholder also understands that, unless and until the sale, transfer, or other disposition of ACE*COMM Common Stock issued to such Stockholder has been registered under the Securities Act (as provided herein or otherwise), ACE*COMM reserves the right to put the following legend on the certificates issued to such Stockholder:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, APPLIES. THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE DISPOSED OF, UNLESS SUCH SALE, TRANSFER, OR OTHER DISPOSAL IS MADE IN CONNECTION WITH AN

EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.”

      ACE*COMM shall deliver substitute certificates without such legend if such Stockholder delivers to ACE*COMM (i) satisfactory written evidence that the shares have been sold in compliance with Rule 145, or (ii) a letter from the staff of the Securities and Exchange Commission (the “SEC”) or an opinion of counsel, in form and substance reasonably satisfactory to ACE*COMM, to the effect that the sale of the shares by the holder thereof is no longer subject to Rule 145.

      3. Successors and Assigns. A Stockholder may sell, pledge, transfer or otherwise dispose of his/her shares of i3 Common Stock, provided that such Stockholder obtains the prior written consent of ACE*COMM and that any acquirer of such i3 Common Stock agrees in writing to be bound by this Affiliate Agreement.

      4.     Proxy. Such Stockholder represents and warrants that such Stockholder has delivered to ACE*COMM a duly executed irrevocable proxy in the form attached hereto as Annex A.

      5.     Registration Rights.

             (a)      Subject to the limitations set forth below, no later than 30 days from the Closing Date, ACE*COMM will cause a registration statement on Form S-3 (or such other registration form that ACE*COMM is eligible to use if ACE*COMM is not eligible to use Form S-3) covering the resale by the Stockholders of the shares of ACE*COMM Common Stock to be issued to the Stockholders on the Closing Date (and any other shares of ACE*COMM Common Stock or other securities issued or issuable with respect thereto by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; collectively the “Registrable Securities”), to be filed with the SEC under the Securities Act. ACE*COMM will use its commercially reasonable efforts to seek to get the registration statement declared effective as soon as possible after it has been filed and will keep the registration statement effective until the earlier of (i) the second anniversary of the Closing Date or (ii) until all such Registrable Securities are sold (the “Effective Period”). Notwithstanding the foregoing, if, prior to the filing of such registration statement, ACE*COMM shall have furnished to the Stockholders a certificate signed by an authorized officer of ACE*COMM stating that, in the good faith judgment of the Board of Directors of ACE*COMM, (1) it is in the best interests of ACE*COMM not to disclose the existence of material facts surrounding any proposed or pending acquisition, disposition, strategic alliance or financing transaction involving ACE*COMM, the existence of which ACE*COMM has a bona fide business purpose for keeping confidential and the nondisclosure of which in the registration statement would reasonably be expected to cause the registration statement to fail to comply with applicable disclosure requirements, or (2) it would be seriously detrimental to ACE*COMM and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then ACE*COMM shall have the right to defer such filing for a period of not more than 45 days. Additionally, at any time during the Effective Period, ACE*COMM may determine, in the good faith judgment of its Board of Directors, that offers and sales under the registration statement shall be suspended if it is in the best interests of ACE*COMM not to disclose the existence of material facts surrounding any proposed or pending acquisition, disposition, strategic alliance or financing transaction involving ACE*COMM, the existence of which ACE*COMM has a bona fide business purpose for keeping confidential and the nondisclosure of which in the registration statement would reasonably be expected to cause the registration statement to fail to comply with applicable disclosure requirements. Immediately upon making such a determination, ACE*COMM shall give notice to the Stockholders (a “Materiality Notice”), upon receipt of which each Stockholder agrees that such Stockholder will immediately discontinue offers and sales of the Registrable Securities under the registration statement until such Stockholder receives copies of a supplemented or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective. If so directed by ACE*COMM, each Stockholder will deliver to ACE*COMM all copies of the prospectus covering the Registrable Securities current at the time of receipt of a Materiality Notice.

             (b)     Each Stockholder that sells any ACE*COMM Common Stock by means of a registration statement filed pursuant to this Section 5 (for the purposes of this paragraph 5(b), the “Indemnifying Person”) hereby agrees, severally and not jointly, to indemnify and hold harmless ACE*COMM, each of ACE*COMM’s officers and directors, and each person, if any, who controls or may control ACE*COMM within the meaning of the Securities Act (for the purposes of this Section 5(b), ACE*COMM, its officers and directors, and any such other persons being hereinafter referred to individually as an “Indemnified Person” and collectively as “Indemnified Persons”) from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties, and reasonable attorneys’ fees and disbursements, asserted against, resulting to, imposed upon, or incurred by such Indemnified Person, directly or indirectly (collectively, hereinafter referred to in the singular as a “Claim” and in the plural as “Claims”), based upon, arising out of, or resulting from (i) any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary in order to make the statements made therein not misleading, or (ii) any untrue statement of a material fact contained in the prospectus, or any supplement or amendment thereto, or any omission to state therein a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, in each case, only to the extent that such Claim is based upon, arises out of or results from information furnished to ACE*COMM in writing by such Stockholder for use in connection with the registration statement; provided, however, that the liability of any Stockholder under this Section 5(b) shall be limited to the amount of the net proceeds received by such Stockholder for the resale of such Stockholder’s Registrable Securities pursuant to the registration statement giving rise to such liability.

             (c)      ACE*COMM (for the purposes of this Section 5(c), the “Indemnifying Person”) agrees to indemnify and hold harmless each Stockholder whose ACE*COMM Common Stock is sold by means of a registration statement pursuant to this Section 5 (for the purposes of this Section 5(c), such persons also being hereinafter referred to individually as an “Indemnified Person” and collectively as “Indemnified Persons”) from and against all Claims based upon, arising out of, or resulting from (i) any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary in order to make the statement made therein not misleading, or (ii) any untrue statement of a material fact contained in the prospectus, or any supplement or amendment thereto, or any omission to state therein a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except to the extent that such Claim is based upon, arises out of or results from information furnished to ACE*COMM in writing by such Stockholder for use in the registration statement.

             (d)         The indemnification set forth herein shall be in addition to any liability ACE*COMM or any selling Stockholder may otherwise have in connection with any registration of such ACE*COMM Common Stock. Within a reasonable time after receiving definitive notice of any Claim in respect of which an Indemnified Person may seek indemnification under this Section 5, such Indemnified Person shall submit written notice thereof to the Indemnifying Person. The failure of the Indemnified Person so to notify the Indemnifying Person of any such Claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (i) such liability was caused or increased in non-de minimis respect by such failure, or (ii) the ability of the Indemnifying Person to reduce such liability was materially adversely affected by such failure. In addition, the failure of the Indemnified Person to so notify the Indemnifying Person of any such Claim shall not relieve the Indemnifying Person from any liability it may have otherwise than hereunder. The Indemnifying Person shall have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise, or settlement (without admitting liability of the Indemnifying Person or the Indemnified Person) of any such Claim asserted, such defense, compromise, or settlement to be undertaken at the expense and risk of the Indemnifying Person, and the Indemnified Person shall have the right to engage separate counsel, at its own expense, which counsel for the Indemnifying Person shall keep informed and consult with in a reasonable manner. In the event the Indemnifying Person shall fail to undertake such defense by its own representatives, the Indemnifying Person shall give prompt written notice of such election to the Indemnified Person, and the Indemnified Person shall undertake the defense, compromise, or settlement (without admitting liability of the Indemnified Person or the Indemnifying Person) thereof on behalf of and for the account and risk of the Indemnifying Person by counsel or other representatives designated by the Indemnified Person. In the event that any Claim shall arise out of a transaction or cover any period or periods wherein ACE*COMM and any such selling Stockholder shall each be liable hereunder for part of the liability or obligation arising therefrom, then the parties shall, each choosing its own counsel and bearing its own expenses, defend such Claim, and no settlement or compromise of such Claim may be made without the joint consent or approval of ACE*COMM and each selling Stockholder. Notwithstanding the foregoing, no Indemnifying Person shall be obligated hereunder with respect to amounts paid in settlement of any Claim if such settlement is effected without the consent of such Indemnifying Person (which consent shall not be unreasonably withheld).

             (e)      If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an Indemnified Person under subsections (b) and (c) above, then each Indemnifying Person shall contribute to the amount paid or payable by such Indemnified Person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Person on the one hand and the Indemnified Person on the other from the sale of the Registrable Securities pursuant to a registration statement, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Indemnifying Person on the one hand and the Indemnified Person on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by ACE*COMM on the one hand or such Stockholder or such other Indemnifying Person, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an Indemnifying Person as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding any other provision of this Section 5(e), the Stockholders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Stockholders from the resale of the Registrable Securities pursuant to a registration statement exceeds the amount of damages which such Stockholders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (e), each person, if any, who controls such Indemnified Person within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) shall have the same rights to contribution as such Indemnified Person.

             (f)        ACE*COMM shall have no obligation to include any ACE*COMM Common Stock owned by any Stockholder in any registration statement filed pursuant to this Section 5 unless and until the Stockholder has furnished ACE*COMM with all information and statements about or pertaining to such Stockholder in such reasonable detail and on such timely basis as is reasonably deemed by ACE*COMM to be necessary or appropriate for the preparation of the registration statement.

             (g)          Whenever any ACE*COMM Common Stock held by any Stockholder is registered on a registration statement filed pursuant to this Section 5, ACE*COMM shall:

(1)	furnish to such selling Stockholder the number of copies of such registration statement, each amendment and supplement thereto, the prospectus contained in such registration statement (including each preliminary prospectus), and such other documents as each such selling Stockholder may reasonably request;

(2)	if required by applicable law, use reasonable efforts to register or qualify such shares under the state blue sky or securities laws (“Blue Sky Laws”) of such jurisdictions as such selling Stockholder reasonably requests (and to keep such registrations and qualifications effective for a period of one year, or until each such selling Stockholder has completed the distribution of such shares, whichever occurs first), and to do any and all other acts and things that may be reasonably necessary or advisable to enable each such selling Stockholder to consummate the disposition of such shares in such jurisdictions; provided, however, that ACE*COMM will not be required to do any of the following: (i) qualify generally to do business in any jurisdiction where it would not be required but for this Section 5, (ii) subject itself to taxation in any such jurisdiction, or (iii) file any general consent to service of process in any such jurisdiction; and

(3)	promptly notify such Stockholder at any time when a prospectus relating thereto is required to be delivered under applicable federal securities laws during the period that ACE*COMM is required to keep the registration statement effective, of the occurrence of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to the prospectus so that, as thereafter delivered to the purchasers of such shares, the prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             (h)     Except for transfer taxes, if any, relating to the sale of ACE*COMM Common Stock, ACE*COMM shall pay all expenses incident to the registration statement, including, without limitation, all registration and filing fees, fees and expenses of compliance with Blue Sky Laws, printing expenses, messenger and delivery expenses, fees and expenses of counsel for ACE*COMM and all independent certified public accountants and other persons retained by ACE*COMM, and the reasonable fees and disbursements of one firm of legal counsel selected by a majority of the holders of Registrable Securities pursuant to Section 5(j) hereof, which fees and disbursements shall not exceed $7,500.

             (i)        ACE*COMM shall undertake to make and keep publicly available, and available to the Stockholders, such information as is necessary to enable the Stockholders to make sales of Registrable Stock pursuant to Rule 145 and any other rule or regulation of the SEC that may at any time permit the Stockholder to sell securities of ACE*COMM to the public without registration. ACE*COMM shall furnish to the Stockholder, so long as the Stockholder owns any Registrable Securities, upon request, a written statement executed by an executive officer of ACE*COMM as to the steps it has taken to comply with the current public information requirements of Rule 144 under the Securities Act.

             (j)     The Company will permit a single firm of legal counsel, designated by the Stockholders who hold a majority in interest of the Registrable Securities being sold pursuant to a registration statement, to review such registration statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) and any filings in connection therewith a reasonable period of time prior to their filing with the SEC, and will not file any document in a form to which such counsel or any Stockholder reasonably objects. The sections of any such registration statement including information with respect to the Stockholders, the Stockholders’ beneficial ownership of securities of the Company or the Stockholders’ intended method of disposition of Registrable Securities must conform to the information provided to the Company by each of the Stockholders.

             (k)      The Company will take all other reasonable actions as any Stockholder may reasonably request to expedite and facilitate disposition by such Stockholder of Registrable Securities pursuant to a registration statement including Registrable Securities; provided that the Company shall not be required to take any additional actions that would increase in non-de minimis respect the costs and expenses of performing its obligations hereunder or incur any liabilities.

      6.       Specific Performance; Termination. The parties agree and intend that this Affiliate Agreement be a valid and binding agreement enforceable against the parties hereto and that damages and other remedies at law for the breach of this Affiliate Agreement are inadequate. The parties agree that irreparable damage would occur in the event that the provisions of this Affiliate Agreement were not performed in accordance with its specific terms or were otherwise breached by any of the Stockholders or ACE*COMM. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Affiliate Agreement by any of the Stockholders, or ACE*COMM, as the case may be, and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which ACE*COMM and the Stockholders are entitled at law or in equity. This Affiliate Agreement may be terminated at any time prior to the consummation of the Merger by the mutual written consent of the parties hereto and shall be automatically terminated in the event that the Agreement is terminated in accordance with its terms.

      7.     Representations and Warranties. Such Stockholder has full power and capacity to execute and deliver this Affiliate Agreement, to perform such Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. This Affiliate Agreement has been duly and validly executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by general principles of equity, insolvency and similar laws affecting creditors’ rights and remedies generally.

      8.      Notices. Notices may be provided to ACE*COMM and the Stockholders in the manner specified in the Agreement, with all notices to the Stockholders being provided to them at the addresses set forth at Schedule I.

      9.     Governing Law. This Affiliate Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof.

      10.      Counterparts. This Affiliate Agreement may be executed in multiple counterparts, all of which shall be considered one and the same and each of which shall be deemed an original.

      11.     Headings. The Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Affiliate Agreement.

[Signatures on Next Page]

             IN WITNESS WHEREOF, ACE*COMM, by its duly authorized officer, and each of the Stockholders have caused this Affiliate Agreement to be executed and delivered as of the day and year first above written.

ACE*COMM CORPORATION

By:	______________________________________________________ George T. Jimenez Chief Executive Officer

STOCKHOLDERS:

W. Peter Daniels	J. William Grimes

James A. Johnson	Edward J. Fletcher

Matthew J. Stover	Roger L. Werner

BG Media Investors L.P.	Apex Investment Fund III, L.P.
By: BG Media Investors LLC, its general partner	By: Apex Management III, LLC, its general partner
By: Stellar Investment Co., its managing member

By:	By:

J. William Grimes, Managing Member	James A. Johnson, President

Apex Strategic Partners, LLC
By: Stellar Investment Co., its manager

By:

James A. Johnson, President

SCHEDULE I

Number of Shares of i3
Name of and Address of Stockholder	Common Stock Beneficially Owned

W. Peter Daniels	247,500(1)*
c/o Medical Center of Ocean County New Jersey
425 Jack Martin Blvd
Brick, NJ 08724

Edward J. Fletcher	61,000(2)*
c/o i3 Mobile, Inc.
181 Harbor Drive
Stamford, CT 06902

J. William Grimes	4,939,100*
c/o BG Media Investors L.P.
777 3rd Ave., 30th Floor
NY, NY 10017

James A. Johnson	449,000(4)*
c/o Apex Venture Partners
225 W. Washington Street, Suite 1500
Chicago, IL 60606

Matthew J. Stover	45,700(5)*
124 Chester Street
Chester, NH 03036

Roger L. Werner	20,000(6)*
16 Barnstable Lane
Greenwich, CT 06830

BG Media Investors L.P.	4,821,600*
777 3rd Ave. 30th Floor
NY, NY 10017
Attn: J. William Grimes

Apex Strategic Partners, LLC	421,500*
Apex Investment Fund III, L.P.
c/o Apex Venture Partners
225 W. Washington Street, Suite 1500
Chicago, IL 60606
Attn: James A. Johnson

* As of September 12, 2003.

(1) Includes 27,500 shares issuable upon the exercise of options.

(2) Consists of 61,000 shares issuable upon the exercise of options.

(3) Includes 117,500 shares issuable upon the exercise of options, and 4,821,600 shares of common stock held by BG Media Investors L.P. Mr. Grimes is the Managing Member of BG Media Investors LLC, the General Partner of BG Media Investors L.P. Mr. Grimes disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(4) Consists of 421,500 shares of common stock held by Apex Investment Fund III, L.P. and Apex Strategic Partners, LLC. Mr. Johnson is President of Stellar Investment Co., the Managing Member of Apex Management III, LLC, which is the General Partner of Apex Investment Fund III, L.P. and the Manager of Apex Strategic Partners, LLC. Mr. Johnson disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Also includes options to purchase 27,500 shares of common stock.

(5) Includes 45,000 shares issuable upon the exercise of options.

(6) Consists of 20,000 shares exercisable upon the exercise of options.

Annex A

IRREVOCABLE PROXY

             The undersigned stockholder of i3 Mobile, Inc., a Delaware corporation (“i3”), hereby irrevocably (to the full extent permitted by the Delaware General Corporation Law (the “DGCL”)) appoints the members of the Board of Directors of ACE*COMM Corporation, a Maryland corporation (“ACE*COMM”), and each of them, or any other designee of ACE*COMM, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of i3 that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of i3 issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Irrevocable Proxy. Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

             This Irrevocable Proxy is irrevocable (to the full extent permitted by the DGCL), is coupled with an interest, including, but not limited to that certain Agreement and Plan of Merger, dated as of September 12, 2003 (the “Merger Agreement”), by and among i3, ACE*COMM and Ace Acquisition Corporation, a wholly owned subsidiary of ACE*COMM, and is granted in consideration of ACE*COMM entering into the Merger Agreement. As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) such date and time as the merger contemplated by the Merger Agreement shall become effective in accordance with the terms and provisions thereof, and (ii) the date of termination of the Merger Agreement.

             The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the DGCL), at every annual, special or adjourned meeting of the stockholders of i3 and in every written consent in lieu of such meeting:

in favor of approval and adoption of the Merger Agreement and the transactions contemplated thereby, and in opposition of any matter which would be inconsistent with the foregoing.

             The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters. All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

             This Irrevocable Proxy shall terminate on, and be of no further force or effect after, the Expiration Date.

(Signature Page Follows)

             This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated: September      , 2003

(Signature of Stockholder)

(Print Name of Stockholder)

SIGNATURE PAGE TO IRREVOCABLE PROXY